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                                                                           FINAL

                                                                       Exhibit C

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                            RSL COMMUNICATIONS, LTD.
                                RONALD S. LAUDER
                                  ITZHAK FISHER
                           CORAL GATE INVESTMENTS LTD.
                                       AND
                              CERTAIN OTHER PARTIES





                          REGISTRATION RIGHTS AGREEMENT






                          Dated as of September 2, 1997

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                               TABLE OF CONTENTS

                                                                            Page

 1. Definitions................................................................1

 2. Demand Registrations.......................................................6

    2.1. Lauder Demand Rights .................................................6
    2.2. Fisher Demand Rights .................................................7
    2.3. Provisions Applicable to all Demand Registrations ....................7

 3. Piggyback Registrations ...................................................9
    3.1. Participation in Other Registrations .................................9
    3.2. Withdrawal of Piggyback Registrations ...............................10
    3.3. Underwritten Registrations ..........................................11
    3.4. Participation by Demand Holders .....................................11

 4. Registration Procedures ..................................................11

 5. Underwritten Registrations ...............................................16
    5.1. Selection of Underwriters ...........................................16
    5.2. Priority in Underwritten Registrations ..............................16
    5.3. Underwriting Agreement ..............................................18
    5.4. Holdback Agreements .................................................19

 6. Indemnification ..........................................................19
    6.1. Indemnification by the Company ......................................19
    6.2. Indemnification by the Holders ......................................20
    6.3. Notice of Claims, etc. ..............................................21
    6.4. Other Indemnifications ..............................................21
    6.5. Payment .............................................................22
    6.6. Other Remedies ......................................................22

 7. Expenses..................................................................22

 8. Rules 144 and 144A .......................................................22

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  9. Amendments and Waivers. .................................................23

 10. Nominees for Beneficial Owners...........................................23

 11. Notices. ................................................................23

 12. Remedies.................................................................25

 13. No Other Demand Rights; No Inconsistent Agreements. .....................25

 14. Assignment ..............................................................25
     14.1. Generally .........................................................25
     14.2. Assignment to Pledgees ............................................26

 15. Arbitration .............................................................26

 16. Miscellaneous............................................................28

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     REGISTRATION RIGHTS AGREEMENT, dated as of September 2, 1997, among RSL
COMMUNICATIONS, LTD., a Bermuda company (the "Company"), RONALD S. LAUDER ("Lauder"), ITZHAK FISHER ("Fisher"), CORAL GATE INVESTMENTS LTD. ("Coral Gate"), an international business company organized under the laws of British Virgin Islands and owned beneficially by Gustavo A. Cisneros and Ricardo Cisneros, and the holders of Class B Shares identified on the signature pages hereof.

                              W I T N E S S E T H:

     WHEREAS, the Company and the other parties hereto wish to agree upon the manner in which the Company shall provide registration rights to such other parties for their Registrable Shares (as defined below) after consummation of an initial public offering (the "IPO") of shares of the Company's Class A Common Shares par value $.01 per share (the "Class A Common Stock"), as the same may from time to time be constituted.

     NOW, THEREFORE, the parties agree as follows:

     1. Definitions. As used in this Agreement, the following terms have the following meanings:

          Business Day: each day other than a Saturday, a Sunday or any other day on which commercial banks in New York City are authorized or required by law or executive order to close.

          Class A Common Stock: as defined in the first WHEREAS clause of this Agreement.

          Class B Common Stock: the Company's Class B Common Shares, par value $.01 per share, as the same may from time to time be constituted.

          Class B Shares: (a) shares of Class B Common Stock, including, but not limited to, shares of Class B Common Stock issued or issuable

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     upon conversion of shares of Preferred Stock, and (b) any securities issued or issuable with respect to any shares of Class B Common Stock referred to in the clause (a) upon any conversion or exchange thereof, by way of stock dividend or stock split, in connection with the combination of shares, recapitalization, reclassification, merger, consolidation or other reorganization or otherwise.

          Commission: the Securities and Exchange Commission and any successor federal agency having similar powers.

          Company: as defined in the introductory paragraph of this Agreement.

          Coral Gate: as defined in the introductory paragraph of this Agreement.


          Deferral Period: as defined in Section 2.3(a).

          Delay Notice: as defined in Section 2.3(a).

          Demand Holder: each of Lauder and Fisher and each of their respective successors and permitted assigns pursuant to Section 14.

          Demand Notice: as defined in Section 2.1.

          Demand Registration: each Lauder Demand Registration and Fisher Demand Registration.

          Family Members: with respect to any Person, (a) such Person's (i) spouse, (ii) direct descendants, (iii) parents, (iv) brothers and sisters and (v) brothers' and sisters' direct descendants, (b) the respective estates, guardians, conservators or committees of such Person and each other Person described in the preceding clause (a) (collectively, "Specified Family Members"), (c) trusts the primary beneficiaries of which are any Specified Family Members or their spouses, (d) any not-for-profit corporation if at least 80% of its board of directors is composed of such Person and/or Specified Family Members, (e) any other corporation if at least 80% of the value of its outstanding equity is owned by such Person

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and/or Specified Family Members, (f) partnership if at least 80% of the value of its partnership interests are owned by such Person and/or Specified Family Members and (g) any limited liability or similar company if at least 80% of the value of the company is owned by such Person and/or Specified Family Members.

          Fisher: as defined in the introductory paragraph of this Agreement.

          Fisher Demand Registration: as defined in Section 2.2.

          Fisher Employment Agreement: the Employment Agreement dated September 2, 1997 by and between the Company and Fisher.

          Holder: each Demand Holder and Piggyback Holder.

          IPO: as defined in the first WHEREAS clause of this Agreement.

          Lauder: as defined in the introductory paragraph of this Agreement.

          Lauder Demand Registration: as defined in Section 2.1.

          NASD: National Association of Securities Dealers, Inc.

          NASDAO: the NASDAQ Stock Market, Inc.

          Non-Oualified Severance Event: termination of Fisher's employment with the Company pursuant to the Fisher Employment Agreement other than a Qualified Severance Event.


          Person: an individual, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof.

          Piggyback Holder: each of (i) holders of Class B Shares (including, without limitation, such holders identified on the signature pages hereof),
     (ii) Coral Gate and/or Gustavo A. Cisneros and Ricardo

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     Cisneros, its beneficial owners, as holders of Class A Common Stock' (iii)
     such holders of shares of Class A Common Stock as Lauder and Fisher shall designate jointly to the Company in writing, and (iv) each of their respective successors and permitted assigns pursuant to Section 14.

          Piggyback Notice: as defined in Section 3. 1.

          Piggyback Registration: a registration of Registrable Shares effected pursuant to Section 3.1.

          Pledgee Holder: as defined in Section 14.2.

          Pledaing Holder: as defined in Section 14.2.

          Preferred Stock: the Company's preferred shares.

          Prospectus: the prospectus included in any Registration Statement, including all amendments (including, but not limited to, post-effective amendments) and supplements to such prospectus and all material incorporated by reference in such prospectus.

          Qualified Severance Event: termination of Fisher's employment with the Company pursuant to the Fisher Employment Agreement upon (a) a Termination for Good Reason (as defined in the Fisher Employment Agreement), (b) a Termination Without Cause (as defined in the Fisher Employment Agreement),
     (c) the death of Fisher, (d) a Termination due to Disability (as defined in the Fisher Employment Agreement), (e) Termination due to Retirement (as defined in the Fisher Employment Agreement) or (f) the expiration (without early termination) of the term of the Fisher Employment Agreement, as such term may be extended pursuant to the terms of the Fisher Employment Agreement.

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          Registrable Shares: (a) shares of Class A Common Stock held by a
     Holder and/or such Holder's Family Members, including, but not limited to, shares of Class A Common Stock issued or issuable upon (i) conversion of Class B Shares and (~i) exercise of options granted pursuant to any employment agreement or compensation or incentive plan, and (b) any securities issued or issuable with respect to any shares of Class A Common Stock referred to in the preceding clause (a) upon any conversion or exchange thereof, by way of stock dividend or stock split, in connection with a combination of shares, recapitalization, reclassification, merger, consolidation or other reorganization or otherwise. Any particular Registrable Shares shall cease to be Registrable Shares when (x) a registration statement with respect to the sale of such Registrable Shares shall have become effective under the Securities Act and such Registrable Shares shall have been disposed of in accordance with such registration statement, (y) such Registrable Shares shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act or (z) such Registrable Shares shall have ceased to be outstanding.

          Registration Expenses: All expenses incident to the Company's performance of or compliance with Section 2, including, but not limited to, all (a) registration and filing fees, including NASD fees and fees and expenses associated with filings required to be made with any national securities exchange or national computerized market system (including, if required, the fees and expenses of any "qualified independent underwriter" and its counsel), (b) fees and expenses of complying with securities or blue sky laws, including reasonable fees and disbursements of counsel effecting blue sky qualifications, (c) word processing, duplicating and printing expenses, messenger and delivery expenses, and (d) fees and disbursements of counsel for the Company, of the Company's independent public accountants (including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance), of underwriters and of any Person, including special experts, retained by the Company in connection with such performance and compliance; but not including any underwriting discounts or commissions attributable to the sale of Registrable Shares.

          Registration Notice: as defined in Section 3.1.

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          Registration Statement: a registration statement of the Company covering Registrable Shares pursuant to this Agreement, including the Prospectus, all amendments (including, but not limited to, post-effective amendments) and supplements to such registration statement, all exhibits to such registration statement and all material incorporated by reference in such registration statement.

          Requesting Holder: with respect to (a) any Demand Registration, the Holder requesting such registration pursuant to Section 2.1 or Section 2.2, as the case may be, and (b) any Piggyback Registration, the Holder requesting to participate in such registration pursuant to Section 3.1.

          Securities Act: The Securities Act of 1933, as amended or any similar replacement federal statute, as at the time in effect, and any reference to a particular Section of such Act shall include a reference to the comparable Section, if any, of any such similar replacement federal statute.

          Selling Holder: means a Holder whose Registrable Shares are being registered pursuant to Section 2.1, Section 2.2 or Section 3.1.

          Specified Family Members: as defined in the definition of Family Members in this Section 1.

          Underwritten Offering: an offering of securities of the Company, in which offering securities are sold to an underwriter for reoffering to the public.

          Underwritten Registration: a registration of securities of the Company in connection with an Underwritten Offering.

          Withdrawal Notice: as defined in Section 2.3(c).

     2. Demand Registrations.

     2.1. Lauder Demand Rights. At any time after 180 days after the consummation of the IPO, Lauder may request that the Company effect the registration under the Securities Act of all or a part of the Registrable Shares of

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Lauder and Lauder's Family Members by delivering to the Company a written notice requesting such registration and specifying the number of Registrable Shares to be included in such registration and the intended method of disposition thereof (a "Demand Notice"). Subject to Section 2.3, Lauder shall be entitled to have three separate registrations of such Registrable Shares effected pursuant to this Section 2.1 (each such registration, a "Lauder Demand Registration").

     2.2. Fisher Demand Rights. At anytime after the occurrence of a Qualified Severance Event, Fisher may request that the Company effect the registration under the Securities Act of all or a part of the Registrable Shares of Fisher and Fisher's Family Members by delivering to the Company a Demand Notice, which shall also include Fisher's certification that a Qualified Severance Event has occurred. Fisher shall be entitled to have two separate registrations of such Registrable Shares effected pursuant to this Section 2.2 (each such registration, a "Fisher Demand Registration").

     2.3. Provisions Applicable to all Demand Registrations.

     (a) Preparation of Registration. Within ten Business Days after receipt of a Demand Notice, the Company shall commence in accordance with Section 4 the registration of the Registrable Shares specified in such Demand Notice, provided that the Company may delay filing the related Registration Statement for a reasonable period of time, not to exceed 90 days from the date of receipt of such Demand Notice (the "Deferral Period"), if the Company (i) would be required to disclose in such Registration Statement the existence of any fact relating to a proposed acquisition, financing or other material corporate development, which disclosure (x) would not otherwise be required to be made and (y) would be, in the good faith determination of the Board of Directors of the Company, materially adverse to the Company, (ii) gives written notice to the Requesting Holder within such ten-Business Day period setting forth, in reasonable detail, the reasons for such delay and certifying as to the determination of the Board of Directors of the Company referred to in the preceding clause (i) (a "Delay Notice"), and (iii) has not given a Delay Notice within the 180-day period ending on the date of receipt of such Demand Notice.

     (b) Limitation on Demand Rights. Notwithstanding anything to the contrary in this Section 2, the Company shall not be required to effect a Demand
Registration:

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     (i)  until a period of 180 days shall have elapsed from the effective date of the Registration Statement in connection with the most recent Demand Registration previously effected,

     (ii) if the aggregate value (as determined in good faith by the Company's Board of Directors) of the Registrable Shares to be included in such Demand Registration is less than $50 million, or

    (iii) if the Company has previously effected (x) in case of a Demand Registration requested by Lauder, three Lauder Demand Registrations, and (y)in the case of a Demand Registration requested by Fisher, two Fisher Demand Registrations.

     (c) Withdrawal of Demand Notice. A Requesting Holder may withdraw a Demand Notice in the following circumstances by giving the Company written notice of such withdrawal (a "Withdrawal Notice") within the time provided and prior to the effectiveness of the related Registration Statement: (i) the Company has given a Delay Notice and the Withdrawal Notice is given within 30 days after receipt of such Delay Notice; (ii) a Registration Statement has not become effective within 120 days after the date of termination of a Deferral Period with respect to which the Requesting Holder elected not to give a Withdrawal Notice and the Withdrawal Notice pursuant to this clause (ii) is given within 3 Business Days after the end of such 120-day period; and (iii) a Registration Statement with respect to which there has been no Deferral Period has not become effective within 120 days after the date of receipt of the related Demand Notice and the Withdrawal Notice is given within 3 Business Days after the end of such 120-day period.

     (d) Effectinga Demand Registration. For the purposes of Section 2.3(b)(iii) and the last sentence of Section 2.1 and Section 2.2, a Demand Registration shall not be deemed to have been effected (i) if (x) a Withdrawal Notice has been given with respect thereto pursuant to Section 2.3(c) and the Requesting Holder does not proceed with such registration, (y) the conditions to closing specified in any purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied because of an act or omission


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of the Company and the Requesting Holder does not proceed with such registration, or (z) if more than one-half of the Registrable Shares requested to be included in such registration are not included in such registration pursuant to Section 5, and (ii) in all other cases, unless a Registration Statement covering the Registrable Shares requested to be registered in such registration, subject to reduction in number pursuant to Section 5, has become effective and remained effective for a period of at least 180 days (as such period may be extended pursuant to the last sentence of Section 4) or, if earlier, until all the Registrable Shares covered thereby have been sold.

     (e) Registration Rights Exclusive. The Company will not register in any Demand Registration securities for sale for the account of any Person other than the Requesting Holder, except, subject to Section 5.2(a), (i) equity securities of the Company to be sold for the account of the Company, (ii) Registrable Shares of other Holders registered pursuant to Section 3.1 to be sold for the account of such Holders, (iii) with the prior written consent of the Requesting Holder in such Demand Registration, securities of the Company to be sold for the account of any other Person, and (iv) any other Person who holds registration rights with respect to Class A Common Stock pursuant to an agreement entered into prior to the date hereof.

     (f) Underwritten Registrations. If requested by the Requesting Holder, the offering of the Registrable Shares to be registered in a Demand Registration shall be in the form of an Underwritten Offering and provisions of Section 5 will apply thereto.

3. Pigavback Registrations.

     3.1. Participation in Other Registrations. After the consummation of the IPO, any time the Company determines to register any of its equity securities under the Securities Act (other than on Form S-8, Form S-4 or any successor forms thereto), it will give prompt written notice to all Holders of its intention to do so (a "Registration Notice"). Upon receipt of a Registration Notice, each Holder may request that the Company include in the related registration all or part of the Registrable Shares of such Holder and such Holder's Family Members by delivering to the Company within 15 Business Days after receipt of such Registration Notice a written notice specifying the number of Registrable Shares requested to be included in such registration and

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the intended method of disposition thereof (a "Piggyback Notice"). The Company will effect in accordance with Section 4 the registration of all Registrable Shares with respect to which the Company has received a Piggyback Notice pursuant to this Section 3.1 so as to permit the disposition in accordance with the reasonable methods specified in such Piggyback Notice. Notwithstanding anything to the contrary in this Agreement, except with the written permission of the chairman of the Company, Fisher shall not request registration pursuant to this Section 3.1, and the Company shall not effect registration pursuant to this Section 3.1 of any Registrable Shares of Fisher and Fisher's Family Members
(a) prior to the occurrence of a Qualified Severance Event, if, after giving effect to the sale of such Registrable Shares, Fisher and Fisher's Family Members would collectively own less than 70% of the shares of Class A Common Stock owned by Fisher and Fisher's Family Members on the date of the consummation of the IPO, including, in both cases, shares of Class A Common Stock issuable, but not yet issued, upon conversion of Class B Shares, but excluding, in both cases, shares of Class A Common Stock issuable upon unexercised warrants and options, or (b) if a Non-Qualified Severance Event has occurred.

     3.2. Withdrawal of Piggvback Registrations.

     (a) Bv the Company. At any time after giving a Registration Notice and prior to the effective date of the related Registration Statement, if the Company elects not to proceed with such registration, the Company may give written notice of such election to each Holder and shall have no obligation to register any Registrable Shares in connection with such registration, provided that, (a) if such Registration Notice was given in connection with a Demand Registration, the Company may not elect to not proceed with such registration without the prior written consent of the Requesting Holder in such Demand Registration, and (b) in all other cases, such election to not proceed with such registration shall be without prejudice to the rights of any Demand Holder to request that such registration be effected as a Demand Registration.

     (b) Bv a Requesting Holder. A Requesting Holder that has given a Piggyback Notice may withdraw its Registrable Shares from the related Piggyback Registration by giving written notice of such withdrawal to the Company and the managing underwriter or underwriters, if any, on or before the 30th day prior to the planned effective date of the related Registration Statement.

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     3.3. Underwritten Registrations. If a Registration Notice is given in connection with an Underwritten Registration, the provisions of Section 5 shall apply to any Piggyback Registration in connection with such registration.

     3.4. Participation by Demand Holders. The registration of a Demand Holder's Registrable Shares pursuant to Section 3.1 shall not constitute a Demand Registration for the purposes of Section 2.3(b)(iii) and the last sentence of
Section 2.1 and 2.2.

     4. Registration Procedures. If and whenever the Company is required to effect the registration of any Registrable Shares under the Securities Act pursuant to Section 2 or Section 3, the Company will promptly:

          (a) prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Shares and use its best efforts to cause such Registration Statement to become effective;

          (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the Securities Act and the rules and regulations thereunder with respect to the disposition of all Registrable Shares and other securities covered by such Registration Statement until the earlier of (i) such time as all of such Registrable Shares have been disposed of by the Selling Holder in accordance with the intended method of disposition set forth in such Registration Statement and (ii) the expiration of 180 days after such Registration Statement becomes effective; and will furnish to each Selling Holder prior to the filing thereof a copy of any amendment or supplement to such Registration Statement or Prospectus and shall not file any such amendment or supplement to which any Selling Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

          (c) furnish to each Selling Holder such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of

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     copies of the Prospectus included in such Registration Statement (including each preliminary prospectus and any summary prospectus) in conformity with the requirements of the Securities Act, such documents, if any, incorporated by reference in such Registration Statement or Prospectus, and such other documents, as such Holder may reasonably request;

          (d) promptly prior to the filing of any document which is to be incorporated by reference into the Registration Statement or the Prospectus (after initial filing of the Registration Statement), provide copies of such document to counsel to each Selling Holder, make the Company's representatives available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for such Holder may reasonably request within 5 days of receipt thereof;

          (e) use its best efforts to register or qualify all Registrable Shares and other securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each Selling Holder shall reasonably request, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and do any and all other acts and things which may be reasonably necessary to enable such Holder to consummate the disposition in such jurisdictions of its Registrable Shares covered by such Registration Statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section 4(e) be obligated to be so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

          (f) cooperate with the Selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company or similar depository institution, and enable such Registrable Shares to be registered in such names as such Holders may request at least two Business Days prior to any sale of Registrable Shares;

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          (g) use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable each Selling Holder to consummate the disposition of such Registrable Shares;

          (h) furnish to each Selling Holder a signed counterpart, addressed to such Holder, of (i) an opinion of counsel for the Company, dated the effective date of such Registration Statement (and, if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement) and (ii) a "comfort" letter, dated the effective date of such Registration Statement (and, if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten offerings of securities;

          (i) immediately notify each Selling Holder and (if requested by any such Holder) confirm such advice in writing, (i) when or if the Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any posteffective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (v) of the existence of any fact which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement,

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     the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;


          (j) if any fact contemplated by clause (v) of Section 4(i) shall exist, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchaser of the Registrable Shares the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

          (k) use reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

          (1) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its shareholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month of the first fiscal quarter after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 1l(a) of the Securities Act and Rule 158 under the Securities Act;

          (m) provide and cause to be maintained transfer agents and registrars for all Registrable Shares covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement and obtain a CUSIP number for such Registrable Shares;

          (n) cause all Registrable Shares covered by such Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if no such securities are then listed, on a national exchange selected by the Company, if such listing is then permitted under the rules of such exchange, or, if such listing is not practicable, to cause all such Registrable Shares to be designated as "national market system securities" within the meaning of

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     Rule 11(A)(a)2-1 under the Exchange Act or, failing that, to secure NASDAQ authorization for such Registrable Shares and, without limiting the foregoing, to arrange for at least two market makers to register as such with respect to such securities within the NASD; and

          (o) give each Selling Holder and its underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such Registration Statement, each Prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and, upon reasonable notice and at reasonable times, each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     Each Selling Holder agrees to furnish the Company such information regarding such Holder and the distribution of its Registrable Shares being registered as the Company may from time to time reasonably request in writing, and to notify the Company of any material change therein, and the Company may exclude from registration the Registrable Shares of any such Holder that fails to furnish such information within a reasonable time after receiving such request.

     Each Selling Holder agrees that, upon receipt of any notice from the Company of the existence of any fact of the kind described in clause (v) of
Section 4(i), such Holder will forthwith discontinue disposition of Registrable Shares pursuant to the Registration Statement covering such Registrable Shares until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(j), or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods regarding the effectiveness of Registration Statements set forth in
Section 4(b) shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (v) of
Section 4(i) to and including the date when each Selling Holder of Registrable Shares covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 4(j) or the Advice.

     5. Underwritten Registrations.

     5.1. Selection of Underwriters. In the case of a Demand Registration in connection with an Underwritten Offering pursuant to Section 2.3(f), the managing underwriter or underwriters that will administer such Underwritten Offering will be selected by the Requesting Holder in such Demand Registration, subject to the approval of the Company, such approval not to be unreasonably withheld. In the case of a Piggyback Registration in connection with an Underwritten Registration, (a) if such Piggyback Registration is in connection with a Demand Registration, the preceding sentence shall apply, and (b) in all other cases, the managing underwriter or underwriters that will administer the related Underwritten Offering will be selected by the Company.

     5.2. Priority in Underwritten Registrations

     (a) Demand Registrations. In the case of a Demand Registration in connection with an Underwritten Offering, if the managing underwriter or underwriters in such Underwritten Offering determines in good faith that the total number of securities proposed to be included in such Underwritten Offering exceeds the number which can be sold without adversely affecting the offering price, the Company will include in such Demand Registration to the extent of the number of securities which the Company is so advised can be sold in such Underwritten Offering without such adverse effect:

          first, the Registrable Shares proposed to be sold by the Requesting Holder in such Demand Registration, until all such Registrable Shares are included;

          second, in the case of a Lauder Demand Registration prior to the occurrence of a Qualified Severance Event and so long as a Non-Qualified Severance Event has not occurred, any Registrable Shares with respect to which the Company has received from Fisher a Piggyback Notice pursuant to
     Section 3.1, until all such Registrable Shares are included;

          third, any securities proposed to be sold by the Company for its own account, until all such securities are included;

          fourth, any Registrable Shares with respect to which the Company has received from any Requesting Holder a Piggyback Notice pursuant to Section
     3.1 (and not included under priority "second" above), pro rata among such Requesting Holders as have given such Piggyback Notices, on the basis of the number of Registrable Shares such Requesting Holders have requested to be included in such registrations pursuant to such Piggyback Notices, until all such Registrable Shares are included; and

          fifth, any securities proposed to be sold for the account of any Person, the inclusion of which securities in the Demand Registration has been consented to by the Requesting Holder pursuant to Section 2.3(e)
     (iii).

provided that the foregoing shall be subject to, and superseded by, the registration rights of Persons who hold stock or securities convertible into stock of the Company, as such rights are set forth in agreements of the Company entered into prior to the date hereof.

     (b) Piggyback Registrations. In the case of a Piggyback Registration in connection with an Underwritten Registration, (a) if such Piggyback Registration is in connection with a Demand Registration, Section 5.2(a) shall apply, and (b) in all other cases, if the managing underwriter or underwriters determine in good faith that the total number of securities proposed to be included in such Underwritten Offering exceeds the number which can be sold without adversely affecting the offering price, the Company will include in such registration to the extent of the number of securities which the Company is so advised can be sold in such Underwritten Offering without such adverse affect:

          first, any securities proposed to be sold by the Company for its own account, until all such securities are included;

          second, prior to the occurrence of a Qualified Severance Event and so long as a Non-Qualified Severance Event has not occurred, any Registrable Shares with respect to which the Company has received from Fisher a Piggyback Notice pursuant to Section 3.1, until all such Registrable Shares have been included;

          third, any Registrable Shares with respect to which the Company has received from any Requesting Holder a Piggyback Notice pursuant to Section
     3.1 (and not included under priority "second" above), pro rata among such Requesting Holders as have given such Piggyback Notices, on the basis of the number of Registrable Shares such Requesting Holders have requested to be included in such registration pursuant to such Piggyback Notices, until all such Registrable Shares are included; and

          fourth, any securities of the Company proposed to be sold for the account other of any other Person pursuant to an agreement entered into by the Company subsequent to the date hereof.

provided that the foregoing shall be subject to, and superseded by, the registration rights of Persons who hold stock or securities convertible into stock of the Company, as such rights are set forth in agreements of the Company entered into prior to the date hereof.

     5.3. Underwriting Agreement. If requested by the underwriters for any Underwritten Offering of Registrable Shares in connection with a Demand Registration or a Piggyback Registration, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, but not limited to, indemnities to the effect and to the extent provided in Section 6, provisions for the delivery of officers' certificates, opinions of counsel and accountants' "comfort" letters and hold-back arrangements. The Holders on whose behalf Registrable Shares are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such Holders and any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to the obligations of such Holders. Such Holders of Registrable Shares shall not be required by the Company to make any representations or warranties to or agreements with the Company or the underwriters other than reasonable representations, warranties or agreements regarding such Holder, such Holder's Registrable Shares and such Holder's intended method or methods of disposition and any other representation required by law.

     5.4. Holdback Agreements.

     (a) By Holders. In the case of any Demand Registration or Piggyback Registration in connection with an Underwritten Offering, each Holder agrees, if so required by the managing underwriter or underwriters in such Underwritten Offering, not to effect any public sale or distribution of Registrable Shares (other than as part of such Underwritten Offering) or other equity securities of the Company during the seven days prior to the effective date of the related Registration Statement or 180 days after the effective date of such Registration Statement.

     (b) By the Company. In the case of any Demand Registration or Piggyback Registration in connection with an Underwritten Offering, the Company agrees not to effect any public sale or distribution of its equity securities during the seven days prior to the effective date of the related Registration Statement or 180 days after the effective date of such Registration Statement, except pursuant to registrations on Form S-8, Form S-4 or any successor forms thereto.

     6. Indemnification.

     6.1. Indemnification by the Company. In the event of any registration of any Registrable Shares under the Securities Act pursuant to

Section 2 or 3, the Company shall indemnify and hold harmless the Holder of such Registrable Shares, its officers, directors and employees and each Person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses (under the Securities Act or common law or otherwise), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a fact contained in any Registration Statement or Prospectus (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary Prospectus or caused by any omission or alleged omission to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, darnages,liabilities (or proceedings in respect thereof) or expenses are caused by any untrue statement or alleged untrue statement contained in or by any omission or alleged omission from information furnished in writing to the Company by such Holder expressly for use therein. If the offering pursuant to any Registration Statement provided for herein is made through underwriters, no action or failure to act on the part of such underwriters (whether or not such underwriter is an affiliate of any Holder of Registrable Shares) shall affect the obligations of the Company to indemnify any Holder of Registrable Shares or any other Person pursuant to the preceding sentence. If the offering pursuant to any Registration Statement provided for under this Agreement is made through underwriters, the Company agrees to enter into an underwriting agreement in customary form with such underwriters and the

Company agrees to indemnify such underwriters, their officers, directors and employees and each Person, if any, who controls such underwriters within the meaning of Section 15 of the Securities Act to the same extent as hereinbefore provided with respect to indemnification of the Holders of Registrable Shares.

     6.2. Indemnification by the Holders. In connection with any Registration Statement in which a Holder of Registrable Shares is participating, each such Holder agrees to indemnify and hold harmless the Company, its officers and directors and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, liabilities, (or proceedings in respect thereof and expenses (under the Securities Act or common law or otherwise), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a fact contained in any Registration Statement or Prospectus (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary Prospectus or caused by any omission or alleged omission to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement is contained in or such omission is from information so furnished in writing by such Holder expressly for use therein.

     6.3. Notice of Claims. etc. Any Person entitled to indemnification under the provisions of this Section 6 shall (a) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (b) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, permit such indemnifying party to assume the defense of such claim, with counsel reasonably satisfactory to the indemnified party; and if such defense is so assumed, such indemnifying party shall not enter into any settlement without the consent of the indemnified party if such settlement attributes liability to the indemnified party and such indemnifying party shall not be subject to any liability for any settlement made without its consent (which shall not be unreasonably withheld); and any underwriting agreement entered into with respect to any Registration Statement provided for under this Agreement shall so provide. In the event an indemnifying party shall not be entitled, or elects not, to assume the defense of a claim, such indemnifying party shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified by such indemnifying party in respect of such claim, unless in the reasonable judgment of any such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties in respect of such claim. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a participating Holder of Registrable Shares its officers, directors or any Person, if any, who controls such Holder as aforesaid, and shall survive the transfer of such Shares by such Holder.

     6.4. Other Indemnifications. Indemnification similar to that specified in the preceding subdivisions of this Section 6 (with appropriate modifications) shall be given by the Company to each Holder of Registrable Shares, on the one hand, and by each Holder of Registrable Shares to the Company, on the other hand, with respect to any required registration or other qualification of such Registrable Shares under any federal or state law or regulation of any governmental authority other than the Securities Act.

     6.5. Payment. indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred. Any indemnified party receiving indemnification payments will repay the same to the Company in the event it is ultimately determined that such indemnification payments were not permitted by applicable law.

     6.6. Other Remedies. If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (a) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other from the offering of Registrable Shares (taking into account the portion of the proceeds of the offering realized by each such party) or (b) if the allocation provided by clause (a) above is not permitted by applicable law, or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations.

     7. Expenses. The Company will pay all Registration Expenses in connection with registrations of Registrable Shares pursuant to Section 2 and Section 3 whether or not such registration becomes effective.

     8. Rules 144 and 144A. The Company will file the reports required to be filed by it under the Securities Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will? upon the request of any Holder of Registrable Shares, make publicly available other information), and will take such further action as any Holder of Registrable Shares may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (it) Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (c) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of

Registrable Shares, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

     9. Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act of the parties hereto. Each Holder of any Registrable Shares at the time shall be bound by any amendment, consent or waiver authorized by this Section 9, whether or not such Registrable Shares shall have been marked to indicate such amendment, consent or waiver.

     10. Nominees for Beneficial Owners. In the event that any Registrable Shares are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the Holder of such Registrable Shares for purposes of any request or other action by any Holder or Holders of Registrable Shares pursuant to this Agreement or any determination of any number or percentage of Registrable Shares held by any Holder or Holders of Registrable Shares contemplated by this Agreement. If the beneficial owner of any Registrable Shares so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Shares.

     11. Notices. All notices and other communications given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given (a) on receipt, if delivered personally, (b) three Business Days after it has been mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, (c) the next Business Day after it has been sent by nationally recognized overnight courier (appropriately marked for overnight delivery); or
(d) upon transmission, if it is sent by telecopy (with request for immediate confirmation of receipt in a manner customary for communications of such type):

          (i)  if to the Company, to:

               RSL Communications, Ltd.
               Clarendon House
               Church Street
               Hamilton, Bermuda
               Attention: President and CEO

               with a copy to:

               Rosenman & Colin LLP
               575 Madison Avenue
               New York, New York 10022
               Fax: (212) 940-8776
               Attention: Robert L. Kohl

          (ii) if to Lauder, to:


               767 Fifth Avenue
               Suite 4200
               New York, New York 10153
               Fax: (212) 5724046

               with a copy to:

               Debevoise & Plimpton
               875 Third Avenue
               New York, New York 10022
               Fax: (212) 909-6836
               Attention: Louis Begley

         (iii) if to Fisher, to:

               155 West 70th Street
               Apt 14 A
               New York, New York 10023

               Fax: (212) 317-0600

          (iv) if to any other Holder of Registrable Shares, to such address as shall have been provided in accordance with this Section 11,

or, in each case, at such other address as may be specified in writing (in accordance with the terms of this Section 11).

     12. Remedies. Each Holder of Registrable Shares in addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     13. No Other Demand Rights; No Inconsistent Agreements. The Company will not, on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders of Registrable Shares in this Agreement or otherwise conflicts with the provisions hereof. As of the date hereof, (i) no Person has any right to require the Company to register under the Securities Act securities of the Company except pursuant to this Agreement and certain agreements entered into prior lo the date hereof, and (ii) except as indicated in Sections 5.2(a) and 5.2(b), the rights granted to the Holders of Registered Shares hereunder do not in any way conflict with and are not inconsistent with the rights granted to the Holders of the Company's securities under any other agreements.

     14. Assignment.

     14.1. Generally. Neither this Agreement nor any other rights, interests or obligations hereunder may be assigned by any of the parties hereto, except as provided in Section 14.2 and (a) in the case of the Company, by operation of law, and (b) in the case of each Holder, to the Family Members of such Holder. Each permitted assignee pursuant to this Section 14 shall be deemed to have agreed to be bound by the terms of this Agreement.

     14.2. Assigurnent to Pledgees. Each Demand Holder may assign its rights hereunder to a pledgee in connection with a pledge of Registrable Shares by such Demand Holder (a "Pledging Holder") to secure obligations of such Demand Holder to such pledgee (a "Pledgee Holder"). Notwithstanding anything to the contrary in this Agreement, the following shall apply to any exercise by a Pledgee Holder of the rights assigned to it pursuant to this Section 14.2:

     (a) A Pledgee Holder may give, but may only give, a Demand Notice pursuant to Section 2.1 or 2.2, as the case may be, or a Piggyback Notice pursuant to
Section 3.1, after a default by the Pledging Holder in respect of its obligations to such Pledgee Holder secured by Registrable Shares of such Pledging Holder;

     (b) Subject to the preceding clause (a), a Pledgee Holder may give a Demand Notice pursuant to Section 2.1 or Section 2.2, as the case may be, or a Piggyback Notice pursuant to Section 3.1 with respect to, but only with respect to, all or part of the Registrable Shares of the Pledging Holder then pledged to, or owned as a result of foreclosure thereon by, such Pledgee Holder;

     (c) If any Registrable Shares have been registered on behalf of any Pledgee Holder pursuant to this Section 14.2 at a time when such Registrable Shares were pledged to such Pledgee Holder, and not owned by such Pledgee Holder as a result of foreclosure thereon, for the purposes of the obligations of a Holder of registrable Shares pursuant to Section 6.2, Section 6.4 and Section 6.6, the Holder of such Registrable Shares shall be deemed to be the Pledging Holder and not such Pledgee Holder; and

     (d) Each Pledgee Holder shall be entitled to receive a copy of all notices to the Pledging Holder, provided an address of such Pledgee Holder for such notices has been given pursuant to Section 11.

     15. Arbitration. (a) All disputes and controversies related to this Agreement shall be fully and finally resolved by binding and non-appealable arbitration, before a single arbitrator selected by the procedure set forth below, held in New York City.

     (b) The single arbitrator (the "Arbitrator") shall be selected from among the New York City members of the New York Regional Panel of Distinguished Neutrals (the "Panel") of the Center for Public Resources ("CPR") by mutual agreement of the disputing parties, or if the disputing parties are unable to agree, by the following means:

          (i) The disputing parties shall simultaneously exchange lists each containing the names of five members of their choice of the Panel who have indicated a willingness to serve.

          (ii) If a single name appears on all lists, that individual shall be appointed.

          (iii) If more than one name appears on all lists, the Arbitrator shall be selected from the common names by mutual agreement of the disputing parties or by lot.

          (iv) If the lists contain no names in common, four names shall be stricken from each disputing party's list by the other disputing parties and the Arbitrator shall be selected from the remaining names by mutual agreement of the disputing parties or by lot.

          (v) If the CPR ceases to have a Panel or it is otherwise impossible to select the Arbitrator from the Panel as contemplated by this Agreement, the Arbitrator shall be selected by the President of the CPR in the manner that the President deems closest to satisfying the purposes of this Section, or, if such person is unable to do so, by the President of the Association of the Bar of the City of New York.

     (c) The Arbitrator, after appropriate consultation with the disputing parties, shall (i) determine, in his or her sole discretion, the rules governing the arbitration proceeding, including whether and to what extent the parties shall have any right to pre-hearing discovery or other forms of disclosure, the manner of presentation of arguments and/or evidence before or at any hearing, whether and to what extent formal rules of evidence shall govern the proceeding and the parties' rights following the proceeding, and (ii) be governed in exercising such discretion by the goal of reaching a fair and reasonable decision in an expeditious and efficient manner while endeavoring to streamline the process and avoid undue litigation costs.

     (d) The Arbitrator shall assess the costs of the proceeding (including the prevailing disputing party's reasonable attorney's fees) on any unsuccessful disputing party to the extent the Arbitrator concludes that such disputing party is unsuccessful, unless he or she concludes that matters of equity or important considerations of fairness dictate otherwise.

     (e) The Arbitrator shall be required to state his or her decision in writing and may, but shall not be required to, elaborate on the reasons for such decision.

     (f) All proceedings in connection with any arbitration, including its existence, the content of the proceedings and any decision, shall be kept confidential to the maximum extent possible consistent with the law.


     16. Miscellaneous. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns pursuant to Section 14 of the Company and each Holder. This Agreement embodies the entire agreement and understanding between the Company and the other parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers "hereunto duly authorized as of the date first above written.

                                   RSL COMMUNICATIONS, LTD.

                                   By: /s/ Itzhak Fisher
                                      -------------------------------
                                      Name:
                                      Title:

                                   /s/ Ronald S. Lauder
                                   ----------------------------------
                                   RONALD S. LAUDER


                                   ----------------------------------
                                        LEONARD A. LAUDER

                                   R.S. LAUDER, GASPAR & CO., L.P.
                                   By: Bukfenc Inc., General Partner

                                   By: /s/ Andrew Gaspar
                                      -------------------------------
                                      Name: ANDREW GASPAR
                                      Title:

                                   FISHER INVESTMENT PARTNERS, L.P.

                                   By: /s/ Itzhak Fisher
                                      -------------------------------
                                      Name:
                                      Title: President

                                   LAUDER GASPAR VENTURES LLC
                                   By: Bukfenc LLC, General Partner


                                   By: /s/ Andrew Gaspar
                                      -------------------------------
                                   Name: Andrew Gaspar
                                   Title:


                                   SCHUSTER FAMILY PARTNERS I, L.P.


                                   By: /s/ illegible

                                       ------------------------------
                                       Name:
                                       Title: General Partner


                                   TARLOVSKY INVESTMENT PARTNERS,L.P.

                                   By: /s/ Nir Tarlovsky
                                      -----------------------------
                                   Name: Nir Tarlovsky
                                   Title: General Partner


                                   /s/ N. Bildirici
                                   ----------------------------------
                                    NESIM N. BILDIRICI


                                   CORAL GATE INVESTMENTS LTD.


                                   By:
                                      -------------------------------
                                      Name:
                                      Title:

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                   RSL COMMUNICATIONS, LTD.

                                   By:
                                      -------------------------------
                                      Name:
                                      Title:


                                   ----------------------------------
                                         RONALD S. LAUDER


                                   /s/ Leonard A. Lauder
                                   ----------------------------------
                                        LEONARD A. LAUDER

                                   R.S. LAUDER, GASPAR & CO., L.P.
                                   By: Bukfenc Inc., General Partner

                                   By:
                                      -------------------------------
                                      Name:
                                      Title:

                                   FISHER INVESTMENT PARTNERS, L.P.

                                   By:
                                      -------------------------------
                                      Name:
                                      Title: President

                                   /s/ Itzhak Fisher
                                   -----------------------------------
                                   ITZHAK FISHER

                                       31